UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4767 New Broad Street Orlando, Florida	32814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407-514-2630

346 Woodland Church Road

Hertford, North Carolina 27944

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 24, 2006, in connection with the review of a registration statement that the Company had filed in July 2006, the Securities and Exchange Commission provided the Company with a comment on its application of Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“FASB 133”), with respect to its derivative liabilities accounting. R. Thomas Kidd, the Company’s President and Chief Executive Officer at such time, subsequently discussed this comment with Most & Company, LLP, the Company’s independent registered public accounting firm (“Most & Company”), and determined that the Company should apply FASB 133 for its accounting treatment for the derivative liabilities accounting. The Company’s Quarterly Report on Form 10-QSB for the period ended September 30, 2006, as filed on November 20, 2006, reflected a change in accounting method for derivative liabilities accounting. At the same time, Mr. Kidd determined that the Company needed to restate the audited financial statements that are contained in its Annual Report on Form 10-KSB for the year ended December 31, 2005 and the unaudited financial statements that are contained in its Quarterly Reports on Form 10-QSB for each of the periods ended September 30, 2005, March 31, 2006 and June 30, 2006, for the proper recognition of derivative liabilities.

As previously disclosed by the Company, Mr. Kidd resigned as President and Chief Executive Officer of the Company on November 28, 2006.

On or about December 10, 2006, current management of the Company discussed for the first time with Most & Company the need to restate the financial statements identified above and re-affirmed the conclusion of prior management that the Company needed to restate its financial statements to properly recognize derivative liabilities accounting pursuant to FASB 133. As a result, the Company has revised its internal accounting for all derivative liabilities related to its convertible notes payable and intends to restate (i) the financial statements contained in its Annual Report on Form 10-KSB for the year ended December 31, 2005, (ii) the unaudited financial statements that are contained in its Quarterly Reports on Form 10-QSB for each of the periods ended March 31, 2006 and June 30, 2006 and (iii) the unaudited financial statements relating to the period ended September 30, 2005 that are contained in its Quarterly Report on Form 10-QSB for the period ended September 30, 2006. In each filing, the Company will restate the balance sheet, the statement of operations, the statement of stockholders’ equity and the statement of cash flows.

Because of the turn-over in the management of the Company, current management will also review the Company’s accounting practices on other matters in order to be able to provide the required certifications for the Company’s financial information. Until management’s review is completed and all corrections are made in prior filings with the Securities and Exchange Commission (the “SEC”), investors should not rely on each of the Company’s financial statements and the associated auditor’s report currently on file with the SEC in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 or each of the unaudited financial statements in the Company’s Quarterly Reports on Form 10-QSB for each of the periods ended September 30, 2005, March 31, 2006 and June 30, 2006.

The Company will update this disclosure as required by Form 8-K and make corrective filings as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date:February 1, 2007	By:	/s/ William Conwell
William Conwell
President and Chief Executive Officer